ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated July 1, 2021, to the Prospectus and Statement of Additional Information (“SAI”) dated October 28, 2020

Effective June 30, 2021, DoubleLine Capital, LP (“DoubleLine”) will no longer serve as a Sub-Adviser of the Altegris Futures Evolution Strategy Fund (“Fund”). Therefore, all references to DoubleLine as a Sub-Adviser of the Fund are deleted from the Prospectus and SAI, as of that date.

The Adviser has determined to pursue the Fund’s Fixed Income strategy, as described in the Prospectus, by causing the Fund to invest in one or more other registered open-end investment companies managed by DoubleLine or its affiliates which pursue fixed income strategies that the Adviser believes will achieve the objectives of the Fund’s Fixed Income strategy.

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Effective July 1, 2021, the fee table and the expense example for the Funds have been amended and restated as shown below:

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.15%	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Acquired Fund Fees and Expenses (2)	0.30%	0.30%	0.30%	0.30%
Other Expenses (3)	0.43%	0.43%	0.43%	0.44%
Total Annual Fund Operating Expenses	2.13%	2.88%	1.88%	2.14%
Fee Waiver(4)	(0.24)%	(0.24)%	(0.24)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%	2.64%	1.64%	1.89%
1)	Effective June 30, 2021, the investment advisory agreement between the Fund and the Adviser was amended whereby the annual advisory fee was reduced from 1.50% to 1.15% of the Fund’s average daily net assets.
2)	Based on estimated annual amounts. “Acquired Fund Fees and Expenses” include the estimated management fees and other expenses attributable to the Fund’s investments in other investment companies, including Fund investments in DoubleLine Funds, as discussed in the “Principal Investment Strategies – Fixed Income Strategy” section of this Prospectus.
3)	“Other Expenses” do not include the fees paid by the Fund to the counterparty(ies) of one or more fund-linked Call
1

Options purchased by the Fund directly (collectively, the “Option”). The Option’s returns will be reduced and its losses increased by the operating expenses, management fees and incentive fees of the Underlying Pools (as described under “Principal Investment Strategies”) associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Such fees are accrued daily within the Option and deducted from the Option’s value daily. During the fiscal year ended June 30, 2020, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools associated with the Option were approximately 1.03% of Underlying Pool notional exposure and 21.05% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool.

4)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2022 to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.59%, 2.34%, 1.34% and 1.59% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$756	$1,182	$1,633	$2,878
C	$367	$869	$1,497	$3,187
I	$167	$568	$994	$2,181
N	$192	$646	$1,126	$2,453

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$267	$869	$1,497	$3,187

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did not redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$292	$644	$1,122	$2,443

The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated October 28, 2020. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.